EXHIBIT 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Dais Analytic Corporation, (the "Company") for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
President, Chief Executive Officer and Principal Executive Officer

Date: March 30, 2016	By:	/s/ Judith M. Aldrovandi
Judith M. Aldrovandi
Controller and Principal Financial Officer